Income Taxes - Schedule of Aggregate Amount and Per Share Effect of Tax Holidays (Details) ¥ / shares in Units, ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥) ¥ / shares	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥) ¥ / shares	Dec. 31, 2019 CNY (¥) ¥ / shares
Aggregate amount and per share effect of the tax holidays
Aggregate amount	¥ 4,411	$ 692	¥ 11,239	¥ 22,274
Basic net loss per share effect	¥ 0		¥ 0	¥ 0
Diluted net loss per share effect	¥ 0		¥ 0	¥ 0